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                                                                    Exhibit 10.4


                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is made as of July 13th, 2000, by and among (i) Watson Wyatt & Company, a Delaware corporation ("Tenant"), and (ii) Marvin M. Robertson and Katheryn M. Robertson, Trustees under Trust Indenture made by Mathilda M. Kirchner dated November 28, 1953, Marvin M. Robertson and Katheryn M. Robertson, Trustees under Trust Indenture made by Cecelia E. Goodman dated November 28, 1953, Marvin M. Robertson, Katheryn M. Robertson and George W. Lemm, Trustees under the Will of Katheryn Lemm (Trust Estates 2 through 4), Marvin M. Robertson, Katheryn M. Robertson and George W. Lemm, Trustees under Trust Indenture made by John C. Goodman dated August 14, 1959 (Trust Estates I through 4), Marvin M. Robertson, Katheryn M. Robertson and George W. Lemm, Trustees under Trust Indenture made by Mathilda M. Kirchner dated August 14, 1959 (Trust Estates 4, 5, and 6), Marvin M. Robertson, Katheryn M. Robertson and George W. Lemm, Trustees under Trust Indenture made by Cecelia E. Goodman dated August 14, 1959 (Trust Estates I through 6), Marvin M. Robertson and Katheryn M. Robertson, as Trustees under the Trust Indenture made by Henry J. Kirchner (Trust Estates I and 2) dated December 5, 1956, Marvin M. Robertson, Michael A. Maiatico and Ann T. Maiatico, Trustees under Trust Indenture No. I made by Walter M. Macnichol dated September 21, 1959 (Trust Estates I through 8), Marvin M. Robertson, Katheryn M. Robertson and George W. Lemm, Trustees under Trust Indenture No. II made by Walter M. Macnichol dated September 21, 1959, and Marvin M. Robertson and George W. Lemm, Trustees under Trust Indenture made by William F. Glockner dated May 7, 1965 (Trust Estates 3 through 9 and 11) (collectively, "Landlord").

                                    RECITALS:

         WHEREAS, Landlord and Tenant entered into that certain Office Lease (the "Original Lease"), dated January 9, 1998, pursuant to which Landlord leased to Tenant approximately eighty-seven thousand three hundred twenty-seven (87,327) rentable square feet of space (the "Premises") on the 7th, 8th, and 9th floors of the building located at 1717 H Street, N.W., Washington, D.C. (the "Building");

         WHEREAS, pursuant to that letter dated February 24, 1999 from Tenant to Landlord, Watson Wyatt exercised its option to lease the fifth floor of the Building (the "Fifth Floor") and the sixth floor of the Building (the "Sixth Floor") in accordance with Section 39 of the Original Lease;

         WHEREAS, the Federal Deposit and Insurance Corporation (the "FDIC") and Landlord are parties to that Office Lease dated March 1, 1991, as amended by the First Amendment dated September 27, 1995, the Second Amendment dated August 25, 1997, and the Third Amendment dated February 22, 2000 (the "FDIC Lease"). Pursuant to the FDIC Lease, the FDIC leases space in the Building, including the Fifth and Sixth Floors. The FDIC has advised both the Landlord and Watson Wyatt that it is willing to vacate the Fifth and Sixth Floors prior to the FDIC Lease expiration date for those floors, i.e. August 31, 2000, so that Watson Wyatt can commence its leasing of those floors prior to the date set forth in the Original Lease, and thereby proceed to perform its tenant improvements and occupy those floors earlier than as contemplated under the Original Lease; and

         WHEREAS, Landlord and Tenant desire to amend the Original Lease for the purpose of providing for the delivery to Tenant of the Fifth Floor and the Sixth Floor earlier than anticipated by the Original Lease and to address other related matters, as hereinafter provided.

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00), the Recitals set forth above, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby mutually agree as follows:

         1. RECITALS INCORPORATED, CERTAIN DEFINED TERMS. The Recitals set forth above are incorporated herein by this reference and shall be deemed terms and provisions hereof with the same force and effect as if fully set forth in this Section. Terms which are not otherwise defined herein shall be deemed to have the same meanings herein as are ascribed to such terms in the Original Lease. As used herein and in the Original Lease, the term "Lease" shall hereafter mean the Original Lease, as amended by this First Amendment.

         2.       DELIVERY DATES FOR FIFTH FLOOR AND SIXTH FLOOR.

         (a) Provided that the FDIC terminates its leasing of the Fifth and Sixth Floors prior to August 31, 2000, enters into a termination agreement with Landlord to that effect, including the payment of a termination fee, and delivers said floors to Landlord, then Landlord agrees that it will deliver the Fifth and Sixth Floors to Tenant. Tenant agrees that it shall accept the Sixth Floor if delivered on July 15, 2000, and Tenant agrees that it shall accept the Fifth Floor if delivered to Tenant on July 28, 2000. In such event, the Original Lease shall commence as to each of those floors on their respective delivery dates. As consideration for Landlord's delivery of the Sixth Floor to Tenant earlier than anticipated under the Original Lease, Tenant shall pay to Landlord, within ten (10) days after the date upon which Landlord delivers the Sixth Floor to Tenant, an amount equal to One Thousand Three Hundred and 10/100 Dollars ($1,300.10) multiplied by the number of days occurring during that period beginning on July 15, 2000, if Landlord delivers the Sixth Floor to Tenant on July 15, 2000, and ending on August 31, 2000. As consideration for Landlord's delivery of the Fifth Floor to Tenant earlier than anticipated under the Original Lease, Tenant shall pay to Landlord, within ten (10) days after Landlord's delivery of the Fifth Floor to Tenant, an amount equal to One Thousand Three Hundred and 10/100 Dollars ($1,300.10) multiplied by the number of days occurring during that period beginning on July 15, 2000, if Landlord delivers the Fifth Floor to Tenant on July 15, 2000, and ending on August 31, 2000.

         (b) In the event that the FDIC does not deliver the Fifth Floor by July 28, 2000 or the Sixth Floor by July 15, 2000, but is able to deliver said floors on dates earlier than August 31, 2000, then Tenant shall have the right, but have no obligation, to accept either floor on the date delivered. In such event, the Original Lease shall commence as to each floor on the date of
                                       2

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delivery thereof, and the following rental shall be paid: for each floor, the rental shall be computed by multiplying the number of days from the date of delivery to August 31, 2000, by the sum of One Thousand Three Hundred and 10/100 Dollars ($1,300.10), payable within ten (10) days after the date of delivery of the respective floor.

         (c) In the event that Tenant takes delivery of either the Fifth or Sixth Floors as provided above, and if Tenant occupies and conducts its business in all or a part of the Fifth Floor and/or the Sixth Floor for any period before December 31, 2000, then Tenant shall reimburse Landlord, within ten (10) days of Landlord's demand, for the costs of Tenant's occupancy, including all utilities and janitorial services, attributable to Tenant's occupancy of the subject portion(s) of the Fifth Floor and/or the Sixth Floor during the aforesaid period(s).

         (d) Landlord shall have no liability whatsoever to Tenant for the failure of the FDIC to deliver the Fifth or Sixth Floors as provided above.

         3. SECTION 39 OF ORIGINAL LEASE. In the event that Tenant takes delivery of either the Sixth or Fifth Floors as provided above, then Section 39(a) of the Original Lease shall be amended to provide that, with respect to the Fifth and Sixth Floors, Tenant shall commence paying, in full, Base Rent and Additional Rent (in addition to the occupancy costs as provided in paragraph 2(c)), on and after January 1, 2001.

         4. EXTERIOR SIGNAGE/SECTION 45 OF ORIGINAL LEASE. Landlord hereby agrees that Tenant shall have the right to place one exterior sign on the Building facing H Street in accordance with Section 45 of the Original Lease notwithstanding the fact that Tenant exercised the Expansion Option (as defined in Section 39 of the Original Lease) with respect to less than three entire additional floors of the Building.

         5. MEASUREMENT OF BUILDING. Landlord has remeasured the Building and found that it contains 314,422 rentable square feet measured in accordance with the standard identified in Section 1 (b) of the Original Lease, and Tenant's Proportionate Share shall be computed based thereon.

         6. ENTIRE AGREEMENT. This First Amendment contains the entire understanding of Landlord and Tenant with respect to the matters addressed herein, and no prior agreements or understandings between Landlord and Tenant relative to the matters addressed herein shall be effective after the execution of this First Amendment.

         7. FULL FORCE AND EFFECT. This First Amendment amends the Original Lease and the terms and provisions hereof shall supersede and govern over any inconsistent terms or provisions contained in the Original Lease. All terms and provisions of the Original Lease not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and, as amended hereby, constitute valid and binding obligations of Landlord and Tenant.

         8. AUTHORIZATION TO EXECUTE. Each individual executing this First Amendment on behalf of Landlord or Tenant, respectively, represents and warrants that he/she is duly authorized to execute this First Amendment on behalf of Landlord or Tenant, respectively.

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         9. COUNTERPARTS. This First Amendment may be executed in multiple counterparts, each of which it shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures to this First Amendment which are transmitted by facsimile shall have the same binding effect as original signatures.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first written above.

ATTEST:                             TENANT:

/s/ MICHAEL BRENDES                 WATSON WYATT & COMPANY,
-------------------
Michael Brendes                     a Delaware corporation

                                    By:      /s/      ERIC B. SCHWEIZER
                                             ---------------------------
                                    Print name:       ERIC B. SCHWEIZER
                                               -------------------------
                                    Its:              TREASURER
                                        --------------------------------

WITNESS:                            LANDLORD:

/s/ STEPHANIE COHUK                 /s/      MARVIN M. ROBERTSON
--------------------                ------------------------------------
Stephanie Cohuk                              Marvin M. Robertson, Trustee

/s/ STEPHANIE COHUK                 /s/      KATHERYN M. ROBERTSON
--------------------                ------------------------------------
Stephanie Cohuk                              Katheryn M. Robertson, Trustee

                                    Trustees under Trust Indenture made by
                                    Mathilda M. Kirchner dated November 28, 1953 and Trustees under Trust Indenture made by Cecilia E. Goodman dated November 28, 1953

/s/ STEPHANIE COHUK                 /s/      MARVIN M. ROBERTSON
-------------------                 -------------------------------------
Stephanie Cohuk                              Marvin M. Robertson, Trustee

/s/ STEPHANIE COHUK                 /s/      KATHERYN M. ROBERTSON
-------------------                 -------------------------------------
Stephanie Cohuk                              Katheryn M. Robertson, Trustee

/s/ STEPHANIE COHUK                 /s/      GEORGE W. LEMM
-------------------                 -------------------------------------
Stephanie Cohuk                              George W. Lemm, Trustee

                                    Trustees under the Will of Katheryn Lemm
                                    (Trust Estates 2 through 4), Trustees under
                                    Trust Indenture made by John C. Goodman
                                    dated August 14, 1959 (Trust Estates 1
                                    through 4), Trustees under Trust Indenture made by Mathilda M. Kirchner dated August 14, 1959 (Trust Estates 4, 5 and 6), Trustees under Trust Indenture made by Cecilia E. Goodman dated August 14, 1959 (Trust Estates 1 through 6), Marvin M. Robertson and Katheryn M. Robertson, as Trustees under the Trust Indenture made by Henry J. Kirchner (Trust) Estates 1 and 2, dated December 5, 1956, Trustees under Trust Indenture No. II made by Walter M. Macnichol dated September 21, 1959.

/s/ STEPHANIE COHUK                 /s/      MARVIN M. ROBERTSON
-------------------                 -------------------------------------
Stephanie Cohuk                              Marvin M. Robertson, Trustee

/s/ JOHN A. RABIALTI                /s/      MICHAEL A. MAIATICO
-------------------                 -------------------------------------
John A. Rabialti                             Michael A. Maiatico, Trustee

/s/ STEPHANIE COHUK                 /s/      ANN T. MAIATICO
-------------------                 -------------------------------------
Stephanie Cohuk                              Ann T. Maiatico, Trustee

                                    Trustees under Trust Indenture No. I made by
                                    Walter M. Macnichol dated September 21, 1959
                                    (Trust Estate 1 through 8)

/s/ STEPHANIE COHUK                 /s/      MARVIN M. ROBERTSON
-------------------                 -------------------------------------
Stephanie Cohuk                              Marvin M. Robertson, Trustee

/s/ STEPHANIE COHUK                 /s/      GEORGE W. LEMM
-------------------                 -------------------------------------
Stephanie Cohuk                              George W. Lemm, Trustee

                                    Trustees under Trust Indenture made by
                                    William F. Glockner dated May 7, 1965 (Trust
                                    Estates 3 through 9 and 11)